Exhibit 10.1
FOURTH AMENDMENT
     THIS FOURTH AMENDMENT (this “Amendment”) dated as of September 25, 2009 to the Credit Agreement referenced below is by and among Psychiatric Solutions, Inc., a Delaware corporation (“PSI”), BHC Holdings, Inc., a Delaware corporation (“BHC”), Premier Behavioral Solutions, Inc., a Delaware corporation (“PBS”), Alternative Behavioral Services, Inc., a Virginia corporation, (“ABS”), Horizon Health Corporation, a Delaware corporation (“HHC”), Community Cornerstones, Inc., a Puerto Rico corporation (“CCI”), FHP Puerto Rico, Inc., a Puerto Rico corporation (“FHP”), First Hospital Panamericano, Inc., a Puerto Rico corporation (“PAN”), FHCHS of Puerto Rico, Inc., a Puerto Rico corporation (“FHCHS” and together with PSI, BHC, PBS, ABS, HHC, CCI, FHP and PAN the “Borrowers”), the Subsidiaries of PSI identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the Revolving Credit Lenders identified on the signature pages hereto, Citicorp North America, Inc., as Term Loan Facility Administrative Agent, and Bank of America, N.A., as Revolving Credit Facility Administrative Agent.
W I T N E S S E T H
     WHEREAS, revolving credit and term loan facilities have been provided to the Borrowers pursuant to the Second Amended and Restated Credit Agreement (as amended, modified, supplemented, extended and increased from time to time, the “Credit Agreement”) dated as of July 1, 2005 among the Borrowers, the Guarantors, the Lenders identified therein, the Term Loan Facility Administrative Agent and the Revolving Credit Facility Administrative Agent;
     WHEREAS, the Borrowers have requested the extension of the Scheduled Maturity Date for Revolving Credit Commitments other than Incremental Revolving Credit Commitments to December 31, 2011;
     WHEREAS, Section 11.01(a)(iii) of the Credit Agreement permits the extension of the Scheduled Maturity Date of the Revolving Credit Commitments with only the consent of each Administrative Agent, the L/C Issuer and each Revolving Credit Lender; and
     WHEREAS, each Administrative Agent, the L/C Issuer and each Revolving Credit Lender have agreed to the requested extension on the terms and conditions set forth herein.
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
     2. Amendment. The definition of “Scheduled Maturity Date” in Section 1.01 of the Credit Agreement is amended to read as follows:
          “Scheduled Maturity Date” means December 31, 2011.
     3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:

     (a) receipt by the Revolving Credit Facility Administrative Agent of counterparts of this Amendment executed by the Borrowers, the Guarantors, each Administrative Agent, the L/C Issuer and each Revolving Credit Lender (after giving effect to the Assignment and Assumptions in Section 3(b) of this Amendment);
     (b) receipt by the Revolving Credit Facility Administrative Agent of Assignment and Assumptions each effective immediately prior to this Amendment pursuant to which each Revolving Credit Lender that does not consent to this Amendment assigns all of its Revolving Credit Commitments and Revolving Loans to one or more Revolving Credit Lenders that consent to this Amendment;
     (c) receipt by the Revolving Credit Facility Administrative Agent of a certificate of the Secretary or an Assistant Secretary of each Guarantor certifying that resolutions of such Loan Party’s board of directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment are attached to such certificate and such resolutions are in full force and effect; and
     (d) the Borrowers shall have paid all fees and expenses owing by PSI to the Revolving Credit Lenders in connection with this Amendment.
     4. Amendment is a Loan Document. This Amendment is a Loan Document.
     5. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, (a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period), (b) no Default or Event of Default has occurred and is continuing, and (c) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.
     6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
     7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.
     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.
     9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

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     10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to the Second Amended and Restated Credit Agreement to be duly executed and delivered as of the date first above written.
BORROWERS:
PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation

By:	/s/ Brent Turner
Name: Brent Turner
Title: Executive Vice President, Finance & Administration
ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation
BHC HOLDINGS, INC., a Delaware corporation
COMMUNITY CORNERSTONES, INC., a Puerto Rico corporation
FHCHS OF PUERTO RICO, INC., a Puerto Rico corporation
FHP PUERTO RICO, INC., a Puerto Rico corporation
FIRST HOSPITAL PANAMERICANO, INC., a Puerto Rico corporation
HORIZON HEALTH CORPORATION, a Delaware corporation
PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President of each of the foregoing Borrowers
[SIGNATURE PAGES FOLLOW]

GUARANTORS:
ABS-First Step, Inc., a Virginia corporation
ABS LINCS, LLC, a Virginia limited liability company
ABS LINCS DC, LLC, a Virginia limited liability company
ABS LINCS KY, Inc., a Virginia corporation
ABS LINCS NJ, Inc., a Virginia corporation
ABS LINCS PA, Inc., a Virginia corporation
ABS LINCS SC, Inc. a South Carolina corporation
ABS LINCS TN, Inc., a Virginia corporation
ABS LINCS TX, Inc., a Kentucky corporation
ABS LINCS VA, Inc., a Virginia corporation
Alliance Crossings, LLC, a Delaware limited liability company
Alliance Health Center, Inc., a Mississippi corporation
Atlantic Shores Hospital, LLC, a Delaware limited liability company
Behavioral Educational Services, Inc., a Delaware corporation
Behavioral Healthcare LLC, a Delaware limited liability company
Benchmark Behavioral Health System, Inc., a Utah corporation
BHC Alhambra Hospital, Inc., a Tennessee corporation
BHC Belmont Pines Hospital, Inc., a Tennessee corporation
BHC Cedar Vista Hospital, Inc., a California corporation
BHC Fairfax Hospital, Inc., a Tennessee corporation
BHC Fort Lauderdale Hospital, Inc., a Tennessee corporation
BHC Fox Run Hospital, Inc., a Tennessee corporation
BHC Fremont Hospital, Inc., a Tennessee corporation
BHC Health Services of Nevada, Inc., a Nevada corporation
BHC Heritage Oaks Hospital, Inc., a Tennessee corporation
BHC Intermountain Hospital, Inc., a Tennessee corporation
BHC Management Services of Louisiana, LLC, a Delaware limited liability company
BHC Management Services of New Mexico, LLC, a Delaware limited liability company
BHC Management Services of Streamwood, LLC, a Delaware limited liability company
BHC Mesilla Valley Hospital, LLC, a Delaware limited liability company
BHC Montevista Hospital, Inc., a Nevada corporation
BHC Northwest Psychiatric Hospital, LLC, a Delaware limited liability company
BHC Pinnacle Pointe Hospital, Inc., a Tennessee corporation
BHC Properties, LLC, a Tennessee corporation
BHC Sierra Vista Hospital, Inc., a Tennessee corporation
BHC Spirit of St. Louis Hospital, Inc., a Tennessee corporation
BHC Streamwood Hospital, Inc., a Tennessee corporation

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Brentwood Acquisition, Inc., a Tennessee corporation
Brentwood Acquisition-Shreveport, Inc., a Delaware corporation
Brynn Marr Hospital, Inc., a North Carolina corporation
By the Sea Physician Practice, LLC, a Georgia limited liability company
Calvary Center, Inc., a Delaware corporation
Canyon Ridge Hospital, Inc., a California corporation
Cedar Springs Hospital, Inc., a Delaware corporation
Centennial Peaks Hospital, LLC, a Delaware limited liability company
Children’s Treatment Solutions, LLC, a Tennessee limited liability company
Collaborative Care LLC, a Tennessee limited liability company
Columbus Hospital, LLC, a Delaware limited liability company
Columbus Hospital Partners, LLC, a Tennessee limited liability company
Compass Hospital, Inc., a Delaware corporation
Crawford First Education, Inc., a Virginia corporation
Cumberland Hospital, LLC, a Virginia limited liability company
Cumberland Hospital Partners, LLC, a Delaware limited liability company
Diamond Grove Center, LLC, a Delaware limited liability company
Employee Assistance Services, Inc., a Kentucky corporation
First Hospital Corporation of Nashville, a Virginia corporation
First Hospital Corporation of Virginia Beach, a Virginia corporation
Fort Lauderdale Hospital, Inc., a Florida corporation
Great Plains Hospital, Inc., a Missouri corporation
Gulf Coast Treatment Center, Inc., a Florida corporation
Havenwyck Hospital Inc., a Michigan corporation
H.C. Corporation, an Alabama corporation
HHC Augusta, Inc., a Georgia corporation
HHC Berkeley, Inc., a South Carolina corporation
HHC Conway Investment, Inc., a South Carolina corporation
HHC Cooper City, Inc., a Florida corporation
HHC Delaware, Inc., a Delaware corporation
HHC Focus Florida, Inc., a Florida corporation
HHC Indiana, Inc., an Indiana corporation
HHC Kingwood Investment, LLC, a Delaware limited liability company
HHC Oconee, Inc., a South Carolina corporation
HHC Ohio, Inc., an Ohio corporation
HHC Poplar Springs, Inc., a Virginia corporation
HHC River Park, Inc., a West Virginia corporation
HHC Services, LLC, a Texas limited liability company
HHC South Carolina, Inc., a South Carolina corporation
HHC St. Simons, Inc., a Georgia corporation
HMHM of Tennessee, LLC, a Tennessee limited liability company

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Holly Hill Hospital, LLC, a Tennessee limited liability company
Horizon Behavioral Services, LLC, a Delaware limited liability company
Horizon Health Austin, Inc., a Texas corporation
Horizon Health Hospital Services, LLC, a Delaware limited liability company
Horizon Health Physical Rehabilitation Services, LLC, a Delaware limited liability company
Horizon Mental Health Management, LLC, a Texas limited liability company
HSA Hill Crest Corporation, an Alabama corporation
HSA of Oklahoma, Inc., an Oklahoma corporation
Hughes Center, LLC, a Virginia limited liability company
Indiana Psychiatric Institutes, LLC, a Delaware limited liability company
InfoScriber Corporation, a Delaware corporation
Kids Behavioral Health of Utah, Inc., a Utah corporation
Kingwood Pines Hospital, LLC, a Texas limited liability company
KMI Acquisition, LLC, a Delaware limited liability company
Kolburn School, LLC, a Delaware limited liability company
Lakeland Behavioral, LLC, a Florida limited liability company
Laurel Oaks Behavioral Health Center, Inc., a Delaware corporation
Laurelwood Associates, Inc., an Ohio corporation
Lebanon Hospital Partners, LLC, a Tennessee limited liability company
Liberty Point Behavioral Healthcare, LLC, a Delaware limited liability company
Mental Health Outcomes, LLC, a Delaware limited liability company
Mesilla Valley Hospital, Inc., a New Mexico corporation
Mesilla Valley Mental Health Associates, Inc., a New Mexico corporation
Michigan Psychiatric Services, Inc., a Michigan corporation
Mission Vista Behavioral Health Services, Inc., a Delaware corporation
Nashville Rehab, LLC, a Tennessee limited liability company
North Spring Behavioral Healthcare, Inc., a Tennessee corporation
Northern Indiana Partners, LLC, a Tennessee limited liability company
Ocala Behavioral Health, LLC, a Delaware limited liability company
Palmetto Behavioral Health Holdings, LLC, a Delaware limited liability company
Palmetto Behavioral Health Solutions, LLC, a South Carolina limited liability company
Palmetto Behavioral Health System, L.L.C., a South Carolina limited liability company
Palmetto Lowcountry Behavioral Health, L.L.C., a South Carolina limited liability company
Palmetto Pee Dee Behavioral Health, L.L.C., a South Carolina limited liability company
Peak Behavioral Health Services, LLC, a Delaware limited liability company
Premier Behavioral Service, Inc., a Delaware corporation
Premier Behavioral Solutions of Florida, Inc., a Delaware corporation
Pride Institute, Inc., a Minnesota corporation
PSJ Acquisition, LLC, a North Dakota limited liability company
Psychiatric Management Resources, Inc., a California corporation

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Psychiatric Solutions Hospitals, LLC, a Delaware limited liability company
Psychiatric Solutions of Virginia, Inc., a Tennessee corporation
PsychManagement Group, Inc., a West Virginia corporation
Ramsay Managed Care, LLC, a Delaware limited liability company
Ramsay Youth Services of Georgia, Inc., a Delaware corporation
Ramsay Youth Services Puerto Rico, Inc., a Puerto Rico corporation
Red Rock Behavioral Health LLC, a Delaware limited liability company
Red Rock Solutions, LLC, a Delaware limited liability company
Resources for Living, LLC, a Texas limited liability company
Riveredge Hospital Holdings, Inc., a Delaware corporation
Riveredge Hospital, Inc., an Illinois corporation
Rockford Acquisition Sub, Inc., an Illinois corporation
Rolling Hills Hospital, LLC, a Tennessee limited liability company
Samson Properties, LLC, a Florida limited liability company
Servicios Conductuales del Caribe, Inc., a Puerto Rico corporation
Shadow Mountain Behavioral Health System, LLC, a Delaware limited liability company
Somerset, Incorporated, a California corporation
SP Behavioral, LLC, a Florida limited liability company
Springfield Hospital, Inc., a Delaware corporation
Summit Oaks Hospital, Inc., a New Jersey corporation
Sunstone Behavioral Health, LLC, a Tennessee limited liability company
TBD Acquisition, LLC, a Delaware limited liability company
TBJ Behavioral Center, LLC, a Delaware limited liability company
Texas Hospital Holdings, Inc., a Delaware corporation
Texas Hospital Holdings, LLC, a Texas limited liability company
The Counseling Center of Middle Tennessee, Inc., a Tennessee corporation
The National Deaf Academy, LLC, a Florida limited liability company
The Pines Residential Treatment Center, Inc., a Virginia corporation
The Vasquez Group Inc., an Illinois corporation
Therapeutic School Services, L.L.C., an Oklahoma limited liability company
Three Rivers Behavioral Health, LLC, a South Carolina limited liability company
Three Rivers Healthcare Group, LLC, a South Carolina limited liability company
Three Rivers Residential Treatment | Midlands Campus, Inc., a South Carolina corporation
Three Rivers SPE, LLC, a South Carolina limited liability company
Three Rivers SPE Holding, LLC, a South Carolina limited liability company
Three Rivers SPE Manager, Inc., a South Carolina corporation
Toledo Holding Co., LLC, a Delaware limited liability company
Transitional Care Ventures, Inc., a Delaware corporation
Tucson Health Systems, Inc., a Delaware corporation
University Behavioral, LLC, a Florida limited liability company
Valle Vista, LLC, a Delaware limited liability company
Valle Vista Hospital Partners, LLC, a Tennessee limited liability company

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Virgin Islands Behavioral Services, Inc., a Virginia corporation
Wekiva Springs Center, LLC, a Delaware corporation
Wellstone Holdings, Inc., a Delaware corporation
Wellstone Regional Hospital Acquisition, LLC, an Indiana limited liability company
Willow Springs, LLC, a Delaware limited liability company
Windmoor Healthcare, Inc., a Florida corporation
Windmoor Healthcare of Pinellas Park, Inc., a Delaware corporation
Work & Family Benefits, Inc., a New Jersey corporation
Zeus Endeavors, LLC, a Florida limited liability company

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary of each of the foregoing Guarantors
H.C. PARTNERSHIP, an Alabama general partnership

BY:	H.C. CORPORATION, its partner HSA HILL CREST CORPORATION, its partner

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary
SHC-KPH, LP, a Texas limited partnership

BY:	HHC Kingwood Investment, LLC, a Delaware limited liability company

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary

BY:	Kingwood Pines Hospital, LLC, a Texas limited liability company

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary
[SIGNATURE PAGES FOLLOW]

BHC OF INDIANA, GENERAL PARTNERSHIP, a Tennessee general partnership

BY:	COLUMBUS HOSPITAL PARTNERS, LLC, its partner LEBANON HOSPITAL PARTNERS, LLC, its partner NORTHERN INDIANA PARTNERS, LLC, its partner VALLE VISTA HOSPITAL PARTNERS, LLC, its partner

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President & Assistant Secretary
BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP, a Delaware general partnership

BY:	BHC OF INDIANA, GENERAL PARTNERSHIP, its general partner

By:	COLUMBUS HOSPITAL PARTNERS, LLC, its partner LEBANON HOSPITAL PARTNERS, LLC, its partner NORTHERN INDIANA PARTNERS, LLC, its partner VALLE VISTA HOSPITAL PARTNERS, LLC, its partner

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary

BY:	INDIANA PSYCHIATRIC INSTITUTES, LLC, its partner

By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary
HICKORY TRAIL HOSPITAL, L.P., a Delaware limited partnership
HIGH PLAINS BEHAVIORAL HEALTH, L.P., a Delaware limited partnership
MILLWOOD HOSPITAL, L.P., a Texas limited partnership
TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership
TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership
NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership
TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership
TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership

BY:	TEXAS HOSPITAL HOLDINGS, LLC, as General Partner

By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	Vice President & Assistant Secretary
[Signature Pages Continue]

ADMINISTRATIVE AGENTS:
CITICORP NORTH AMERICA, INC., as Term Loan Facility Administrative Agent

By:	/s/ Susan Amrhein
	Name:	Susan Amrhein
	Title:	Vice President

BANK OF AMERICA, N.A., as Revolving Credit Facility Administrative Agent

By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Assistant Vice President

L/C ISSUER:
BANK OF AMERICA, N.A.

By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

[Signature Pages Continue]

Exhibit 10.1
REVOLVING CREDIT LENDERS:
BANK OF AMERICA, N.A.

By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

[Signature Pages Continue]

Exhibit 10.1
CITICORP NORTH AMERICA, INC.

By:	/s/ Susan Amrhein
	Name:	Susan Amrhein
	Title:	Vice President

[Signature Pages Continue]

Exhibit 10.1
JPMORGAN CHASE BANK, N.A.

By:	/s/ Steven G. Sutton
	Name:	Steven G. Sutton
	Title:	Division Manager

[Signature Pages Continue]

Exhibit 10.1
FIFTH THIRD BANK

By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Vice President

[Signature Pages Continue]

Exhibit 10.1
BARCLAYS BANK PLC

By:	/s/ Douglas Bernegger
	Name:	Douglas Bernegger
	Title:	Director

[Signature Pages Continue]

Exhibit 10.1
CIT BANK, a state chartered bank organized under the state laws of Utah

By:	/s/ George James
	Name:	George James
	Title:	Chief Credit Officer

[Signature Pages Continue]

Exhibit 10.1
ROYAL BANK OF CANADA

By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

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Exhibit 10.1
U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Nathan M. Hall
	Name:	Nathan M. Hall
	Title:	AVP

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Exhibit 10.1
REGIONS BANK

By:	/s/ Kap Yarbrough
	Name:	Kap Yarbrough
	Title:	Vice President

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Exhibit 10.1
CAPSTAR BANK

By:	/s/ Timothy B. Fouts
	Name:	Timothy B. Fouts
	Title:	Senior Vice President

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Exhibit 10.1
GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Brent Shepherd
	Name:	Brent Shepherd
	Title:	Its Duly Authorized Signatory

[Signature Pages Continue]

Exhibit 10.1
FIRST TENNESSEE BANK, National Association

By:	/s/ Kenneth Berberich
	Name:	Kenneth Berberich
	Title:	Executive Vice President

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Exhibit 10.1
PINNACLE NATIONAL BANK

By:	/s/ Allison Jones
	Name:	Allison Jones
	Title:	Senior Vice President